UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2021
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001705163
Morgan Stanley Capital I Trust 2017-H1
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001547361
Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000312070
Barclays Bank PLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001624053
Argentic Real Estate Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541557
Morgan Stanley Mortgage Capital Holdings LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001682532
Starwood Mortgage Funding III LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001701238
Citi Real Estate Funding Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541001
Citigroup Global Markets Realty Corp.
(Exact name of sponsor as specified in its charter)

New York	333-206582-10	38-4032155 38-4032156 38-7187248
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity)

(212) 761-4000
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

Background

On March 23, 2021, Wells Fargo Bank, N.A. (“Wells Fargo Bank”) and Wells Fargo Delaware Trust Company, N.A. (“WFDTC”, and collectively with Wells Fargo Bank, “Wells Fargo”) entered into a definitive agreement with Computershare Trust Company, National Association (“CTCNA”), Computershare Delaware Trust Company (“CDTC”, and collectively with CTCNA, “Computershare”) and Computershare Limited (“CPU Ltd”) to sell substantially all of their Corporate Trust Services (“CTS”) business. Effective as of November 1, 2021 (the “Closing Date”), the sale closed, and virtually all CTS employees of Wells Fargo, along with most existing CTS systems, technology, and offices, transferred to Computershare. On the Closing Date, for some of the transactions in Wells Fargo’s CTS business, Wells Fargo transferred its roles and the duties, rights, and liabilities with such roles under the relevant transaction agreements (the “Roles”) to CTCNA or CDTC.  For other transactions in Wells Fargo’s CTS business, Wells Fargo intends to transfer its Roles in stages after the Closing Date.  The specific date of transfer of Roles for any such transaction in Wells Fargo’s CTS business is not known at this time.

On March 23, 2021, Wells Fargo Bank, WFDTC, CTCNA, CDTC, and CPU Ltd entered into a Servicing Agreement, which was amended and restated as of October 31, 2021 (as amended, the “Servicing Agreement”).  For those transactions in Wells Fargo’s CTS business where one or more of its Roles did not transfer to CTCNA or CDTC on the Closing Date (the “Non-Transferred Role(s) Transactions”), CTCNA or CDTC will perform all or virtually all of such Roles on behalf of Wells Fargo as its agent pursuant to the Servicing Agreement.  Any duties and responsibilities not performed by CTCNA or CDTC as agent pursuant to the Servicing Agreement will continue to be performed by Wells Fargo Bank.  The Servicing Agreement became effective on the Closing Date for Non-Transferred Role(s) Transactions.  Certain terms of the Servicing Agreement are summarized under Item 6.02.

Morgan Stanley Capital I Trust 2017-H1

The Morgan Stanley Capital I Trust 2017-H1 is currently a Non-Transferred Role(s) Transaction.  As of the Closing Date and pursuant to the Servicing Agreement, CTCNA will perform all or virtually all of Wells Fargo Bank’s roles as trustee, certificate administrator and custodian under the pooling and servicing agreement governing the Morgan Stanley Capital I Trust 2017-H1 (the “MSC 2017-H1 PSA”) as agent for Wells Fargo Bank, provided that pursuant to the MSC 2017-H1 PSA, the appointment of CTCNA as agent to Wells Fargo Bank does not relieve Wells Fargo Bank of responsibility for its duties and obligations under the MSC 2017-H1 PSA.  Any duties and responsibilities not performed by CTCNA as agent pursuant to the Servicing Agreement will continue to be performed by Wells Fargo Bank.  The Servicing Agreement became effective on the Closing Date for the Morgan Stanley Capital I Trust 2017-H1 and is attached hereto as Exhibit 99.1.

Item 6.02  Change of Servicer or Trustee.

Background

See the “Background” section in Item 1.01.

Morgan Stanley Capital I Trust 2017-H1

See the “Morgan Stanley Capital I Trust 2017-H1” section in Item 1.01.

Reg AB Disclosure for Computershare Trust Company, National Association

Reg AB Item 1108 and Item 1109 Disclosure

As of November 1, 2021, CTCNA is acting as agent for the trustee, certificate administrator and custodian under the MSC 2017-H1 PSA. CTCNA is a national banking association and a wholly-owned subsidiary of CPU Ltd, an Australian financial services company with approximately $5.251 billion (USD) in assets as of June 30, 2021.  CPU Ltd and its affiliates have been engaging in financial service activities, including stock transfer related services, since 1997, and corporate trust related services since 2000.  CTCNA provides corporate trust, custody, securities transfer, cash management, investment management and other financial and fiduciary services, and has been engaged in providing financial services, including corporate trust services, since 2000.  The transaction parties may maintain commercial relationships with CTCNA and its affiliates.  CTCNA maintains corporate trust offices at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations), and its office for correspondence related to certificate transfer services is located at 600 South 4th Street, 7th Floor, Minneapolis, Minnesota 55415.

For the Morgan Stanley Capital I Trust 2017-H1 and any other transaction where Wells Fargo Bank’s roles did not transfer to CTCNA or CDTC on November 1, 2021, CTCNA or CDTC performs all or virtually all of Wells Fargo Bank’s obligations as its agent as of such date pursuant to the Servicing Agreement. Certain terms of the Servicing Agreement are summarized below.

                As of November 1, 2021, CTCNA is acting as agent for the trustee pursuant to the MSC 2017-H1 PSA. CTCNA has provided corporate trust related services since 2000 through its predecessors and affiliates.  CTCNA provides trustee services for a variety of transactions and asset types, including corporate and municipal bonds, mortgage-backed and asset-backed securities, and collateralized debt obligations.  As of November 1, 2021, when it acquired the CTS business from Wells Fargo Bank, CTCNA was acting as agent for the named trustee or indenture trustee on approximately 462 commercial mortgage-backed securities transactions with an aggregate outstanding principal balance of approximately $237 billion (USD).

                In its capacity as trustee or agent for the trustee on commercial mortgage securitizations, CTCNA is generally required to make an advance if the related master servicer or special servicer fails to make a required advance.  In the past three years, neither CTCNA, nor the CTS business it acquired from Wells Fargo Bank, has been required to make an advance on a commercial mortgage-backed securities transaction.

As agent for the certificate administrator, CTCNA is responsible for securities administration under the terms of the MSC 2017-H1 PSA, which includes pool performance calculations, distribution calculations, and the preparation of monthly distribution reports.  As agent for the certificate administrator, CTCNA is responsible for the preparation and filing of all REMIC tax returns on behalf of the trust REMICs and, to the extent required under the MSC 2017-H1 PSA, the preparation of monthly reports on Form 10-D, certain current reports on Form 8-K, and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the Morgan Stanley Capital I Trust 2017-H1.  With its acquisition of the CTS business from Wells Fargo Bank on November 1, 2021, CTCNA acquired a business that has been engaged in the business of securities administration since June 30, 1995.  As of November 1, 2021, when it acquired the CTS business from Wells Fargo Bank, CTCNA was acting as agent for the certificate administrator on approximately 1,102 commercial mortgage-backed securities transactions with an aggregate outstanding principal balance of more than $622 billion (USD).

Any accounts that the certificate administrator is required to establish and maintain pursuant to the MSC 2017-H1 PSA are currently maintained at Wells Fargo Bank.  Any change in location of such accounts by CTCNA will be done so in accordance with the terms of the MSC 2017-H1 PSA, including any applicable eligibility criteria set forth in the MSC 2017-H1 PSA.

                As of November 1, 2021, CTCNA is acting as agent for the custodian of the mortgage loan files under the MSC 2017-H1 PSA.  In that capacity, CTCNA is responsible to hold and safeguard the mortgage notes and other contents of the mortgage files on behalf of the trustee and the certificateholders.  CTCNA maintains each mortgage loan file in a separate file folder marked with a unique bar code to assure loan-level file integrity and to assist in inventory management.  Files are segregated by transaction or investor.  With its acquisition of the CTS business from Wells Fargo Bank on November 1, 2021, CTCNA acquired a business that has been engaged in the mortgage document custody business for more than 25 years.  As of November 1, 2021, when it acquired the CTS business from Wells Fargo Bank, CTCNA was acting primarily as agent for the custodian, but in some cases as custodian, for approximately 320,000 commercial mortgage loan files.

The Morgan Stanley Capital I Trust 2017-H1 transaction contains mortgage loans that are serviced pursuant to the trust and servicing agreement or pooling and servicing agreement, as applicable, governing the BANK 2017-BNK5, the Wells Fargo Commercial Mortgage Trust 2017-RB1, the Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33, the GS Mortgage Securities Trust 2014-GC22, the Wells Fargo Commercial Mortgage Trust 2017-C39 and the CFCRE 2017-C8 Mortgage Trust transactions. As of November 1, 2021, CTCNA is also acting as agent for Wells Fargo Bank as custodian for the mortgage loan files held under the trust and servicing agreement or pooling and servicing agreement, as applicable, for each such transaction.

CTCNA, through the CTS business acquired from Wells Fargo Bank, serves or may have served within the past two years as loan file custodian or the agent of the loan file custodian for various mortgage loans owned by the mortgage loan seller(s) or an affiliate of the mortgage loan seller(s).  The terms of any custodial agreement under which those services are provided are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review, and safekeeping of mortgage loan files.

For two CMBS transactions, Wells Fargo Bank disclosed transaction-level noncompliance on its 2020 Annual Statement of Compliance furnished pursuant to Item 1123 of Regulation AB related to its CMBS bond administration function (each, a “Subject 2020 Wells Fargo CTS CMBS Annual Statement of Compliance”).  Each Subject 2020 Wells Fargo CTS CMBS Annual Statement of Compliance stated that an administrative error resulted in a payment error to certain classes for one distribution period, and that the affected distributions were revised to correct the error before the next distribution date.  Each Subject 2020 Wells Fargo CTS CMBS Annual Statement of Compliance also stated that Wells Fargo Bank has incorporated additional payment control procedures in an effort to prevent further similar payment errors.  The transaction-level noncompliance disclosed on each Subject 2020 Wells Fargo CTS CMBS Annual Statement of Compliance occurred prior to the sale by Wells Fargo Bank of the CTS business to Computershare.

Summary of the Servicing Agreement per Item 1108(c)(1) of Reg AB

The summary below is not intended to summarize all the terms of the Servicing Agreement.  Interested parties should review the entire Servicing Agreement.

In this summary of the Servicing Agreement, the “Applicable Computershare Entity” means CTCNA or CDTC, as applicable, and the “Applicable Wells Fargo Entity” means Wells Fargo Bank or WFDTC, as applicable.  Such terms are not used in the Servicing Agreement.

Effectiveness.  The Servicing Agreement was effective as of the Closing Date,  November 1, 2021.

Certain Defined Terms in the Servicing Agreement.  Under section 2.1 of the Servicing Agreement,

(a) “Appointment” generally refers to the appointment of the Applicable Wells Fargo Entity to act in a Corporate Trust Capacity under any of the Corporate Trust Contracts of the corporate trust business,

(b) “Corporate Trust Contracts” generally refer to the corporate trust contracts for the Appointments,

(c) “Corporate Trust Capacity” generally refers to the Applicable Wells Fargo Entity’s roles under a Corporate Trust Contract,

(d) “Excluded Appointments” and “Restricted Appointments,” and together, “Serviced Appointments,” generally describe those Appointments for which the Applicable Wells Fargo Entity has not transferred all of its roles, and the rights, interests, obligations and duties associated with such roles, to the Applicable Computershare Entity, and the Applicable Computershare Entity is performing the duties related to the Applicable Wells Fargo Entity’s Corporate Trust Capacities in such Appointments as its agent pursuant to the Servicing Agreement,

(e) “Serviced Duties” generally refers to the duties and obligations of the Applicable Wells Fargo Entity in certain Corporate Trust Capacities under the Serviced Appointments that are performed by the Applicable Computershare Entity pursuant to the Servicing Agreement,

(f) a “Serviced Corporate Trust Contract” is generally a Corporate Trust Contract for which the Applicable Computershare Entity is performing the Serviced Duties related to the Applicable Wells Fargo Entity’s Corporate Trust Capacities pursuant to the Servicing Agreement, and

(g) “Retained Duties” generally refers to the duties of the Applicable Wells Fargo Entity in certain Corporate Trust Capacities under a Corporate Trust Contract that are not performed by the Applicable Computershare Entity as part of its Serviced Duties.

See section 2.1 of the Servicing Agreement for the full definitions of the terms described above and all the other defined terms used in the Servicing Agreement.

General Duties of the Applicable Computershare Entity.  The Servicing Agreement obligates the Applicable Computershare Entity to, to the fullest extent permitted by applicable law and the applicable Corporate Trust Contract, supervise, manage, administer, and otherwise discharge Wells Fargo Bank’s Serviced Duties under a Serviced Corporate Trust Contract.  Under the Servicing Agreement, the Applicable Wells Fargo Entities agreed to deliver necessary legal powers of attorney and to take other actions necessary to enable the Applicable Computershare Entity to perform the Applicable Wells Fargo Entity’s Serviced Duties and exercise its rights under the Serviced Corporate Trust Contract.  The Applicable Computershare Entity is authorized to take “Specified Actions” which generally means any action (including any determination to take no action) with respect to a Serviced Appointment, requiring or permitting the exercise of judgment in connection with decisions between or among alternative courses of action. As a general matter, any such action or inaction may be taken by the Applicable Computershare Entity only if the Applicable Wells Fargo Entity would be authorized to take (or omit to take) such action under the applicable Serviced Corporate Trust Contract.

See section 3 of the Servicing Agreement for more detail.

Duties Retained by the Applicable Wells Fargo Entity.  Under the Servicing Agreement, the Applicable Computershare Entity will not perform the Retained Duties, which will be retained and performed by the Applicable Wells Fargo Entity.  Under the definition thereof, Retained Duties generally include the Applicable Wells Fargo Entity’s duties set forth in a Corporate Trust Contract related to account bank, depositary / depository, depository agent, eligible lender trustee, master servicer, backup advancing agent, trustee (or other similar role), buyer, financial institution, or lender roles, in each case, to the extent that (a) any such role is required to be performed by a deposit-taking institution and no Applicable Computershare Entity is eligible to serve in such role, (b) any such role would require the Applicable Computershare Entity to fund or originate loans or other extensions of credit (except for any advancing obligations per the terms of the Corporate Trust Contract), or (c) with respect to any role requiring the Applicable Wells Fargo Entity to make backup advances, the Applicable Computershare Entity could not perform such role without causing a rating agency to downgrade (or place on watch for downgrade) the rating assigned to the securities issued pursuant to the related Corporate Trust Contract.  With respect to the backup advancing Retained Duty described in clause (c) in the preceding sentence, Exhibit A to the Servicing Agreement sets forth backup advancing procedures that the Applicable Computershare Entity and the Applicable Wells Fargo Entity will follow for any required backup advance under a Serviced Corporate Trust Contract.

For more detail, see the definition of “Retained Duties” in section 2.1 of the Servicing Agreement, section 3.10 of the Servicing Agreement, and Exhibit A to the Servicing Agreement.

Servicing Standard.  The Servicing Agreement requires the Applicable Computershare Entity to perform the Serviced Duties under a Serviced Corporate Trust Contract as though it were a direct party to such contract (a) in compliance with the terms of the applicable Serviced Corporate Trust Contract, including any standard of care set forth therein, (b) in compliance with applicable law, and (c) consistent with (and with a standard of care no less than) its own practices in servicing its own corporate trust business.

See section 3.5 of the Servicing Agreement for more detail.

Parent Guaranty.  Computershare Ltd, the parent of Computershare Trust Company and CDTC, is the Guarantor under the Servicing Agreement, and absolutely, unconditionally, and irrevocably guarantees for the benefit of the Applicable Wells Fargo Entities each and every covenant, agreement and other obligation of Computershare Trust Company and CDTC under the Servicing Agreement.  The Applicable Wells Fargo Entities are entitled to enforce such obligations directly against Computershare Ltd.

See section 9.5 of the Servicing Agreement for more detail.

Compensation & Expenses.  The Applicable Computershare Entity is entitled under the Servicing Agreement to receive all fees, compensation, reimbursement for expenses and other income related to the Serviced Appointments payable to or otherwise received by the Applicable Wells Fargo Entity pursuant to the Serviced Corporate Trust Contracts.  The right of the Applicable Computershare Entity to receive all such fees, compensation, reimbursement for expenses and other income will terminate upon the earlier of (a) the date on which such Serviced Appointment is no longer subject to the Servicing Agreement, or (b) the termination of the Servicing Agreement.

Except as otherwise provided in the Servicing Agreement, the Applicable Computershare Entity is generally responsible under the Servicing Agreement to pay its own expenses and costs allocable to all aspects of performing Serviced Duties.  The Servicing Agreement generally authorizes the Applicable Computershare Entity to exercise any of the Applicable Wells Fargo Entity’s rights under a Serviced Corporate Trust Contract related to a Serviced Appointment to any refunds, claims, causes of action, indemnity, contribution, reimbursement rights of set off and rights of recoupment recoverable from or against any third party, the Trust Assets or otherwise (including rights to insurance proceeds and rights under and pursuant to all warranties, representations and guarantees).

See section 4 of the Servicing Agreement for more detail.

Termination of Serviced Duties for a Serviced Corporate Trust Contract.  The Servicing Agreement provides that the Applicable Computershare Entity’s Serviced Duties under the Servicing Agreement terminate for any Serviced Corporate Trust Contract at the “Appointment Expiration Time,” which generally means the time that the Applicable Wells Fargo Entity’s obligations under any Serviced Appointment are terminated or of no further force and effect, including upon the (a) valid termination or removal of the Applicable Wells Fargo Entity from all Corporate Trust Capacities with respect to a Serviced Appointment, or (b) with the prior consent of the Applicable Computershare Entity, the resignation by, assignment by, or succession of the Applicable Wells Fargo Entity from all Corporate Trust Capacities with respect to a Serviced Appointment.

See section 3.7 of the Servicing Agreement for more detail.

Termination of Servicing Agreement.  The Servicing Agreement terminates upon the first to occur of (a) the date the parties mutually agree to terminate the Servicing Agreement, (b) the last Serviced Appointment is terminated, matured or expired under the terms of the applicable Serviced Corporate Trust Contract and all trust assets in respect thereof have been fully distributed, (c) the Applicable Wells Fargo Entity transfers the last Serviced Appointment to the Applicable Computershare Entity, (d) the Applicable Wells Fargo Entity has resigned from the last Serviced Appointment if permitted under Section 7.2 of the Servicing Agreement, and (e) the Applicable Wells Fargo Entity is removed from the Appointment or the Applicable Wells Fargo Entity is terminated in accordance with the Servicing Agreement, the applicable Serviced Corporate Trust Contract, or any other agreement between the parties to the Servicing Agreement.

The Applicable Computershare Entity has the right to instruct the Applicable Wells Fargo Entity to execute documents whereby the Applicable Wells Fargo Entity resigns from any Corporate Trust Capacity appointing a successor under the Serviced Appointments.

The Applicable Wells Fargo Entity can elect to terminate the Servicing Agreement in the event that the remaining Serviced Appointments have generated LTM Fee Revenue that is less than 5% of the aggregate fee revenue generated by all Serviced Appointments as of January 1, 2024 in the twelve-month period prior to January 1, 2024.  Under the Servicing Agreement, “LTM Fee Revenue” means the fee revenue (excluding net interest income but including money market fund fees) generated by all remaining Serviced Appointments in the last full twelve-month period prior to the time the Applicable Wells Fargo Entity elects to exercise the termination right described in the preceding sentence.

The Applicable Wells Fargo Entities have a right to terminate the Servicing Agreement with respect to a specific Serviced Appointment(s) in the event of certain “Major Defaults” by the Applicable Computershare Trust Companies following Computershare’s failure to remediate the Major Default.  The Applicable Wells Fargo Entities may also terminate the Servicing Agreement upon the Applicable Computershare Entity’s insolvency or pursuant to applicable laws.

See section 7 of the Servicing Agreement and section II of Annex A to the Servicing Agreement for more detail.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

                (d)           Exhibits

                (99.1)     Second Amended And Restated Servicing Agreement dated as of, October 31, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.
(Depositor)

/s/ Jane Lam
Jane Lam, President

Date:  November 1, 2021